SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO TARGET DATE RETIREMENT FUNDS
(Each a “Fund”, together the “Funds”)

The information with respect to the Funds in the sub-advisory fee table in the section entitled “Sub-Advisers” is hereby replaced with the following:

Fund	Sub-Advisory Fee
All Funds	First $200 million Next $300 million Over $500 million	0.05% 0.04% 0.03%

May 7, 2021